EXHIBIT I

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of the foregoing Statement on Schedule 13D with respect to the Common Stock of MBIA Inc. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts and all such counterparts taken together shall constitute one and the same instrument.

Dated: February 2, 2015
                    WARBURG PINCUS PRIVATE EQUITY X, L.P.

                    By:  Warburg Pincus X, L.P., its general partner

                    By:  Warburg Pincus X GP L.P., its general partner

                    By:  WPP GP LLC, its general partner

                    By:  Warburg Pincus Partners, L.P., its managing member

                    By:  Warburg Pincus Partners GP LLC, its general partner

                    By:  Warburg Pincus & Co., its managing member

                    By:   /s/ Robert B. Knauss
                    Name:  Robert B. Knauss
                    Title:  Partner

                    WARBURG PINCUS X, L.P.

                    By:  Warburg Pincus X GP L.P., its general partner

                    By:  WPP GP LLC, its general partner

                    By:  Warburg Pincus Partners, L.P., its managing member

                    By:  Warburg Pincus Partners GP LLC, its general partner

                    By:  Warburg Pincus & Co., its managing member

                    By:   /s/ Robert B. Knauss
                    Name:  Robert B. Knauss
                    Title:  Partner

                    WARBURG PINCUS X GP L.P.

                    By:  WPP GP LLC, its general partner

                    By:  Warburg Pincus Partners, L.P., its managing member

                    By:  Warburg Pincus Partners GP LLC, its general partner

                    By:  Warburg Pincus & Co., its managing member

                    By:   /s/ Robert B. Knauss
                    Name:  Robert B. Knauss
                    Title:  Partner

                    WPP GP LLC

                    By:  Warburg Pincus Partners, L.P., its managing member

                    By:  Warburg Pincus Partners GP LLC, its general partner

                    By:  Warburg Pincus & Co., its managing member

                    By:   /s/ Robert B. Knauss
                    Name:  Robert B. Knauss
                    Title:  Partner

                    WARBURG PINCUS PARTNERS, L.P.

                    By:  Warburg Pincus Partners GP LLC, its general partner

                    By:  Warburg Pincus & Co., its managing member

                    By:   /s/ Robert B. Knauss
                    Name:  Robert B. Knauss
                    Title:  Partner

                    WARBURG PINCUS PARTNERS GP LLC

                    By:  Warburg Pincus & Co., its managing member

                    By:   /s/ Robert B. Knauss
                    Name:  Robert B. Knauss
                    Title:  Partner

                    WARBURG PINCUS & CO.

                    By:   /s/ Robert B. Knauss
                    Name:  Robert B. Knauss
                    Title:  Partner

                    WARBURG PINCUS LLC

                    By:   /s/ Robert B. Knauss
                    Name:  Robert B. Knauss
                    Title:  Managing Director

                    CHARLES R. KAYE

                    By:   /s/ Robert B. Knauss
                    Name:  Robert B. Knauss
                    Title:  Attorney-in-Fact*

                    JOSEPH P. LANDY

                    By:   /s/ Robert B. Knauss
                    Name:  Robert B. Knauss
                    Title:  Attorney-in-Fact*

* Power of Attorney given by each of Mr. Kaye and Mr. Landy was previously filed with the United States Securities and Exchange Commission on November 26, 2013 as an exhibit to a statement on Form 4 filed by Warburg Pincus Private Equity IX, L.P. with respect to Laredo Petroleum Holdings, Inc. (now known as Laredo Petroleum, Inc.) and is hereby incorporated by reference.